Vanguard Variable Insurance Fund – Total Stock Market Index Portfolio
Supplement Dated October 25, 2024, to the Prospectus and Summary Prospectus Dated April 26, 2024
Important Changes to Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio (the Portfolio)

In accordance with approval granted by the Vanguard Variable Insurance Funds’ Board of Trustees, the Portfolio has revised its diversification policy under the Investment Company Act of 1940. Under the revised policy, the Portfolio will continue to track its target index even if the Portfolio becomes nondiversified as a result of an index rebalance or market movement.
Shareholder approval will not be sought if the Portfolio crosses from diversified to nondiversified status under such circumstances.
Prospectus and Summary Prospectus Text Changes

The following is added under the heading “Principal Investment Strategies”:
The Portfolio may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of an index rebalance or market movement.
The following are added under the heading “Principal Risks”:
• Nondiversification risk. Because the Portfolio seeks to closely track the composition of the Portfolio’s target index, from time to time, more than 25% of the Portfolio’s total assets may be invested in issuers representing more than 5% of the Portfolio’s total assets due to an index rebalance or market movement, which would result in the Portfolio being nondiversified under the Investment Company Act of 1940. The Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Portfolio’s shares may experience significant fluctuations in value.
• Sector risk, which is the change that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market. Because a significant portion of the Portfolio’s assets are invested in the information technology sector, the Portfolio’s performance is impacted by the general condition of that sector. Companies in the information technology sector could be affected by, among other things, overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation. Sector risk is expected to be high for the Portfolio.

© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 287A 102024

Vanguard Variable Insurance Funds

Supplement Dated October 25, 2024, to the Statement of Additional Information Dated April 26, 2024
Important Changes to Vanguard Variable Insurance Fund – Total Stock Market Index Portfolio (the Portfolio)
In accordance with approval granted by the Vanguard Variable Insurance Funds’ Board of Trustees, on behalf of the Total Stock Market Index Portfolio, the Portfolio has revised its diversification policy under the Investment Company Act of 1940. Under the revised policy, the Portfolio will continue to track its target index even if the Portfolio becomes nondiversified as a result of an index rebalance or market movement.
Shareholder approval will not be sought if the Portfolio crosses from diversified to nondiversified status under such circumstances.
Statement of Additional Information Text Changes
In the Fundamental Policies section, the paragraph under the heading “Diversification” on page B-4 is amended to include the Total Stock Market Index Portfolio.
At the end of the Fundamental Policies section, the sentence in bold type (“Shareholder approval will not be sought…”) on page B-5 is amended to include the Total Stock Market Index Portfolio.
© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 064A 102024